JENNIFER CONVERTIBLES, INC.

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and between Jennifer Convertibles, Inc., a Delaware corporation (the "Company"), and Klaussner Furniture Industries, Inc. (the "Investor").

                                    RECITALS

         A. The Investor desires to purchase from the Company, and the Company desires to issue and sell to the Investor 10,000 shares of Series A Preferred Stock, par value $0.01 per share, of the Company (the "Shares").

         B. As further inducement for the Investor to purchase the Shares from the Company, the Company desires to undertake to register under the Securities Act, the shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), underlying the Shares, in accordance with the terms hereof.

                                   AGREEMENTS

         The Company and the Investor covenant and agree as follows:

         1.       DEFINITIONS.  For the purposes of this Agreement:

                  (a) The term "Investor" includes (i) the Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 8 of this Agreement.

                  (b) The term "Prospectus" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted form a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act of 1933, as amended), as amended or supplemented by any prospectus supplement, including post-effective amendments, and all material incorporated by reference deemed to be incorporated by reference in such prospectus.

                  (c) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC").

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                  (d) The term "Registrable  Securities" means (i) any shares of
Common Stock issued or issuable upon conversion of the Shares or acquired upon exercise of the Investor's right of first refusal set forth in Section 3 of the Stock Purchase Agreement, dated as of even date herewith (or underlying Equivalents, as defined in such Stock Purchase Agreement, acquired upon exercise of such right) and (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of the shares of Common Stock issued, issuable or held pursuant to clause (i) above, excluding in all cases, however, any Registrable Securities sold by an Investor in a transaction in which its registration rights under this Agreement are not assigned pursuant to Section 8 of this Agreement.

                  (e) The term "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments or supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         2.       DEMAND REGISTRATION.

                  (a) REQUEST FOR REGISTRATION. Subject to the terms of this Agreement, if the Company receives from holders of Registrable Securities, a written request that the Company effect any registration for an offering of Registrable Securities, then the Company will promptly give written notice of the proposed registration to all the holders of Registrable Securities and will, as soon as practicable, subject to Section 2(c) (ii) use its best efforts to effect registration of the Registrable Securities specified in such request, together with all or such portion of the Registrable Securities of any holder joining in such request as are specified in a written request delivered to the Company within twenty (20) days after written notice from the Company of the proposed registration. If such request is made at a time when the Company is eligible to register securities for a secondary offering by its stockholders on Form S-3 (or any successor form to Form S-3, regardless of its designation), then the Company shall use Form S-3 and, if the Company is not so eligible, the Company shall use any registration form for which it is then eligible. Notwithstanding the foregoing, in no event shall the Company be required to effect more than three registrations (the "Initial Demands") at its expense and two additional registrations (the "Additional Demands"), at the expense of the Investor, pursuant to this Section 2(a); provided, further, that the Company shall not be required to effect more than one registration at its expense of an offering managed by an underwriter (an "Underwritten Registration").

                  (b) NOTICE OF INTENT TO DISTRIBUTE. Each holder of Registrable Securities agrees to give written notice to the Company at least three business days (but no more than 30 business days) prior to any intended distribution of Registrable Securities pursuant to an effective Registration Statement, which notice shall specify the date on which such holder intends to begin such distribution and such information with respect to such holder and the intended distribution of Registrable Securities by such holder as may be required to amend the Registration Statement

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or supplement the related Prospectus with respect to such intended  distribution of Registrable Securities.

                  (c) As soon as practicable after the date notice is provided to the Company pursuant to Section 2(a) or (b) above, the Company shall either:

                  (i) (A) If necessary, prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (B) provide to each holder of Registrable Securities who has given notice of intention to distribute such holder's Registrable Securities in accordance with Section 2(b) hereof copies of any documents filed pursuant to this Section 2(c); or

                  (ii) Furnish to all the holders of Registrable Securities who joined in the request for registration pursuant to Section 2(a) above or who informed the Company of an intent to distribute pursuant to Section 2(b) above, a certificate signed by an authorized executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for any registration to be effected as requested under Section 2(a) or for any distribution to be made as described in Section 2(b), in which case the Company shall have the right to defer such filing of a Registration Statement or such distributions for a period of not more than ninety (90) days; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

                  (d) REGISTRATION OF OTHER SECURITIES IN DEMAND REGISTRATION. Any registration statement filed under this Section 2 may, include securities of the Company other than Registrable Securities to the extent required by agreements in effect as of the date hereof.

                  (e) NOTICE OF UNDERWRITING. If a holder of Registrable Securities intends to distribute the Registrable Securities covered by the holder's request by means of an underwriting, the holder shall so advise the Company as a part of the request made pursuant to this Section 2, and the Company shall include such information in the written notice referred to in
Section 2(c).

                  (f) SELECTION OF UNDERWRITER IN DEMAND REGISTRATION. The Company shall (together with all holders proposing to distribute their securities through such underwriting) enter into and perform its obligations under an underwriting agreement in usual and customary form with the representative of the underwriter or underwriters (the "Underwriter's Representative") selected for such underwriting by the Investor and consented to by the Company (which consent shall not be unreasonably withheld).


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         3.  OBLIGATIONS OF THE COMPANY.  In connection with the registration of the Registrable Securities pursuant to this Agreement, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-3 (or such other form as the Company is then eligible for) with respect to all Registrable Securities included therein, and use its best efforts to cause the Registration Statement to become effective as soon as reasonably possible, subject to Section 2(c)(ii), after such filing and, to keep the Registration Statement effective pursuant to Rule 415 under the Securities Act for a period of at least 90 days (in the case of a Registration Statement on a Form other than Form S-3) and 180 days (in the case of a Registration Statement on Form S-3) (the "Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective for the Period.

                  (c) Furnish promptly to each Investor whose Registrable Securities are included in the Registration Statement such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto, and of such other documents as such Investor may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Investor.

                  (d) Use its reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Investor and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times for the Period and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business, file a general consent to service of process or subject itself to general taxation in any such states or jurisdictions or (ii) provide any undertaking or make any change in its Certificate of Incorporation or bylaws.

                  (e) Notify the Investor who holds Registrable Securities being sold (or in the event of an underwritten offering, the Underwriter's Representative), at any time when a Prospectus is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein

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

or necessary to make the statements therein not misleading in light of the circumstances then existing. Subject to Section 2(c), the Company shall use its best efforts promptly to amend or supplement the Registration Statement to correct any such untrue statement or omission.

                  (f) Notify the Investor who holds Registrable Securities being sold (or in the event of an underwritten offering, the Underwriter's Representative) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (g) Make generally available to its security holders as soon as practicable, but not later than forty five (45) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  (h) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange if the listing of such Registrable Securities is then permitted under the rules of such exchange, or if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the quotation of the Common Stock on NASDAQ, and use its best efforts to cause continued listing of the Common Stock so long as the Registration Statement is in effect under the Securities Act.

                  (i) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                  (j) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investor or any underwriters may reasonably request.

                  (k) Notwithstanding anything contained in this Section 3 to the contrary, the Company shall have no obligation pursuant to Section 2 for the registration of Registrable Securities held by any Investor where such Investor would then be entitled to sell under Rule 144 within any three-month period (or such other unitary period prescribed under Rule 144 as may be provided by amendment thereof) all of the Registrable Securities then held by such Investor.

                  (l) If the Registration  Statement  relates to an underwritten offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the Underwriter's Representative.

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

                  (m) At the request of the Investor, furnish to the underwriters, if any, on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

                  (n) Make available for inspection by any underwriters participating in the offering and the counsel, accountants or other agents retained by such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by such underwriters in connection with the Registration Statement.

         4. OBLIGATIONS OF THE INVESTOR. In connection with the registration of the Registrable Securities pursuant to this Agreement, the Investor shall have the following obligations:

                  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended methods of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least thirty (30) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor (the "Requested Information") if it elects to have any of its Registrable Securities included in the Registration Statement. If within seven (7) business days of the filing date the Company has not received the Requested Information from the Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor.

                  (b) The Investor by its acceptance of the Registrable Securities agrees to cooperate with the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Investor has notified the Company in writing of the Investor's election to exclude all of its Registrable Securities from the Registration Statement.

                  (c) The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Investor's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(e) and, if so desired by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of such destruction) all copies, other than the permanent file copies then in such Investor's possession, of the Prospectus current at the time of receipt of such notice.

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                  (d) In the event the Investor  selects an underwriter  for the offering, the Investor agrees to enter into and perform its obligations under an
underwriting  agreement,  in  usual  and  customary  form,  including,   without
limitation, customary indemnification and contribution obligations and market stand-off obligations, with the managing underwriter of such offering and to take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

         5. EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registration, filings or qualifications pursuant to Section 2, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company shall be borne by the Company as to the Initial Demands (provided that the Company shall not be required to bear the expenses of more than one Underwritten Registration) and all expenses relating to any registration thereafter pursuant to Additional Demands (or to more than one Underwritten Registration) shall be borne by the Investor.

         6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless the Investor, the directors, if any, of the Investor, the officers, if any, of the Investor who sign the Registration Statement, each person, if any, who controls the Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, expenses or liabilities, joint or several) to which any of them may become subject under the Securities Act, the Exchange Act, other federal or state law or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof, arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any Prospectus, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law. Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company will reimburse the Investor and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. Notwithstanding anything contained in this Agreement to the contrary, the indemnity agreement contained above in this
Section 6(a): (I) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, (II) shall not apply

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to any such case for any such loss, claim,  damage,  liability or action arising out of or based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor or any such underwriter or controlling person, as the case may be, and (III) with respect to any preliminary prospectus, shall not inure to the benefit of any person from whom the person asserting any such claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained the preliminary prospectus was corrected in the Prospectus, as then amended or supplemented. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investor or any such underwriter or controlling person and shall survive the transfer of the Registrable Securities by an Investor pursuant to Section 8.

                  (b) To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities, joint or several) to which any of them may become subject, under the Securities Act, the Exchange Act, other federal or state law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and such Investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Investor shall be liable under this Section 6(b) for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 8. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information about such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement

                  (c) Promptly after receipt by an indemnified  party under this
Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel satisfactory to the indemnifying party; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses

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to be paid by the indemnifying  party, if, in the reasonable  opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The Company shall pay for only one legal counsel for the Investor. Such legal counsel shall be selected by the Investor. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this
Section 6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under section 6. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred and is due and payable.

                  (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         7. REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

                  (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

                  (c) Furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the

Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         8. ASSIGNMENTS OF REGISTRATION RIGHTS. The rights to have the Company register securities pursuant to this Agreement may be assigned by the Investor to transferees or assignees of such securities provided that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, (ii) such assignment is in accordance with and permitted by all other agreements between the Company and the transferor or assignor, and (iii) such assignments shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investor" as used in this Agreement shall include permitted assignees.

         9.       MISCELLANEOUS.

                  (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, 419 Crossways Park Drive, Woodbury, New York 11797, Attention:
President, and (ii) if to an Investor, at the address set forth under its signature herein, or at such other address as each such party furnishes by notice given in accordance with this Section 9(a).

                  (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

                  (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York (without regard to conflicts of law principles) as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. This Agreement shall be binding upon each Investor and its heirs, estate, legal representatives, successors and permitted assignees and shall inure to the benefit of the Company and its successors and assigns. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (d) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the Investor.

Any amendment or waiver effected in accordance with this Section 9(d) shall be binding upon the Investor and the Company.

                  (e) Any such person is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable
Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, then the Company shall be entitled to act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

                  (f) Subject to execution and delivery of an appropriate confidentiality agreement, Investor shall be entitled to participate, at its own expense, in the preparation of any Registration Statement filed hereunder and to receive information from the Company relevant in connection therewith.

Dated this 11th day of December, 1997.

                                              JENNIFER  CONVERTIBLES, INC.


                                              By:  /s/ Harley J. Greenfield
                                                 -------------------------------
                                                 Name: Harley J. Greenfield
                                                 Title: Chief Executive Officer



KLAUSSNER FURNITURE INDUSTRIES, INC.


By:/s/ Robert C. Shaffner
   ----------------------------------------
       Robert Shaffner, Senior Vice President
       405 Lewallen Street
       Drawer 2201
       Asherboro, North Carolina 27204